                          SOFTWARE LICENSE AGREEMENT

                                BY AND BETWEEN

                            ONE VOICE TECHNOLOGIES

                                      AND

                           PHILIPS SPEECH PROCESSING

This Software License Agreement is made as of March 3, 2000 (the "Effective Date") by and between Philips Speech Processing, a division of Philips Electronics North America Corporation, having a place of business at 64 Perimeter Center East, Atlanta, GA 30346 ("Philips"), and One Voice Technologies, Inc., having its place of business at 6333 Greenwich Drive, Suite 240 San Diego, CA 92122 ("One Voice").

                                    RECITALS

WHEREAS, Philips is active in the development of speech recognition technology and further developing that technology for integration into, manufacturing, selling and distribution of speech enabled products and services.

WHEREAS, One Voice is active in the field of development and design of speech enabled interfaces for use with Internet and Intranet Websites as well as wireless networks and wishes to develop and design interfaces based upon Philips' proprietary speech technology.

WHEREAS, Philips is the owner of intellectual property and know-how pertaining to speech recognition technology and is prepared to grant One Voice the right of using the speech recognition technology and documentation, on the terms and conditions of this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and promises herein contained, the parties hereto agree as follows:


                                   ARTICLE 1
                                  DEFINITIONS

Words shall have their normally accepted meanings as employed in this Agreement. The terms herein and hereof, unless specifically limited, shall have reference to the entire Agreement. The word "shall" is mandatory, the word "may" is permissive, the word "or" is not exclusive, the word "includes" and including" are not limiting and the singular includes the plural and vice versa. As used in this Agreement, the following terms will have the meanings indicated:


One Voice Technologies, Inc./Philips Speech Processing               Initials:

                                                                One Voice /s/ DW
                                                                         -------
                                                                Philips  /s/ DWA
                                                                         -------

    1.1  "Agreement" means this present document including its appendices,
          ---------
         initialed or signed by the parties and attached hereto, all of which form an integral part hereof.

    1.2  "Control" shall mean direct or indirect ownership of 50% or more of the
          -------
         outstanding voting securities of a corporate entity with the right to vote for the election of directors or the equivalent thereof or comparable voting interest in a non-corporate entity and shall also mean the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such entity. The terms "Controlling" and "Controlled" shall have correlative meanings.

    1.3  "Delivery Date" means the date on which Philips has delivered to One
          -------------
         Voice the Licensed Software.

    1.4  "Documentation" means the technical and other information and data, in
          -------------
         human and/or machine-readable form and in the form as generally maintained by Philips and (to be) made available hereunder to One Voice for use with the Licensed Software, as more particularly identified in Exhibit B hereto, and any changes to such information and data which are issued from time to time during the term of this Agreement.

    1.5  "Effective Date" means the date set forth in the heading of this
          --------------
         Agreement.

    1.6  "Internet" means a global network of interconnected computer networks,
          --------
         each using the Transmission Control Protocol/Internet Protocol and/or such other standard network interconnection protocols as may be adopted from time to time, which is used to transmit content that is directly or indirectly delivered to a computer or other digital electronic device for display to an end-user, whether delivered through online browsers, commercial online services, offline browsers (a browser that allows users to access a site without requiring an online connection) or through push technology, electronic mail, broadband distribution (high bandwidth above 56kb), satellite, wireless or otherwise.

    1.7  "Introductory Licensed Product" means a computer program comprising the
          -----------------------------
         combination of one or more Licensed Run Time Modules integrated with the Introductory One Voice Product.

    1.8  "Introductory One Voice Product" means a speech enabled software
          ------------------------------
         application with limited functionality designed and developed by One Voice for licensing or sublicensing to third parties "free of charge" as more particularly described on Exhibit D. Upon request by One Voice, Philips may provide technical input with respect to such product; provided however that such input shall be solely at Philips' discretion.

                                       2

One Voice Technologies, Inc./Philips Speech Processing               Initials:

                                                                One Voice /s/ DW
                                                                         -------
                                                                Philips  /s/ DWA
                                                                         -------

    1.9   "Licensed Software" means the speech SDK software owned by Philips as
           -----------------
          more fully described in Exhibit B of this Agreement, Maintenance Releases and New Releases thereto, which are commercially released by Philips during the term of this Agreement.

    1.10  "Licensed Product" shall mean a computer program comprising the
           ----------------
          combination of one or more Licensed Run Time Modules integrated with One Voice Products.

    1.11  "Maintenance Release" means minor improvements to the current versions
           -------------------
          of any Licensed Software subsequent to the initial delivery that replaces the current version and which is generally made available to Philips' supported licensees, together with, new or revised Documentation which properly describes the improved Licensed Software. Maintenance Releases shall not include any newly developed products or upgrades which Philips reserves the right to license separately.

    1.12  "New Release" means a new version of the Licensed Software, or a
           -----------
          replacement of the Licensed Software, containing new features or functions as well as error corrections.

    1.13  "Net Selling Price" shall mean the invoice price (expressed in US
           -----------------
          Dollars) of the Licensed Product Sold by One Voice to any third party, during the term of this Agreement less (i) the invoice price of Licensed Products returned for credit, (ii) cash discounts, (iii) shipping, insurance, taxes and other government fees, and (b) in any case where the Licensed Product is transferred other than by Sale, the average Net Selling Price of the Licensed Products that are Sold during the prior 60 day period, as calculated in accordance with (a) above.

    1.14  "One Voice Business" means the business as conducted by One Voice of
           ------------------
          providing the One Voice Products to third parties that provide products and services through the Internet, Intranets and wireless networks.

    1.15  "One Voice Products" means the products identified on Exhibit D, as
           ------------------
          One Voice may amend from time to time with the consent of Philips which consent shall not be unreasonably withheld or delayed.

    1.16  "Philips Competitor" means those companies listed in Exhibit G.
           ------------------

    1.17  "Sold (Sell/Sale)" shall mean the delivery or transfer of a Licensed
           ----------------
          Product in exchange for monetary consideration.

    1.18  "Licensed Run Time Modules" means the specific applications files
           -------------------------
          developed by One Voice from the Licensed Software for integration into One Voice Products or the Introductory One Voice Product.

                                       3

One Voice Technologies, Inc./Philips Speech Processing               Initials:

                                                                One Voice /s/ DW
                                                                         -------
                                                                Philips  /s/ DWA
                                                                         -------

    1.19  "Territory" shall be worldwide.
           ---------

    1.20  "Website" shall mean a site containing documents and other files with
           -------
          a unique uniform resource locator ("URL") address on the Internet.

    1.21  "IVIT(TM)" shall mean the Intelligent Voice Interactive Technology
           ----
          that One Voice has developed and owns.

                                   ARTICLE 2
                               SCOPE AND CONTENTS

    2.1  Grant of license rights.  Subject to the terms and conditions of this
         -----------------------
Agreement, Philips hereby grants to One Voice a limited, perpetual, nonexclusive, right and license to: (a) without the right to sublicense, use the Licensed Software, in object code form only and the Documentation for internal use in connection with design, development and creation of Licensed Run Tune Modules for integration with the Introductory One Voice Products and One Voice Products to create the Introductory Licensed Product and Licensed Products; and
(b) market, distribute, sell, sublicense, transfer and otherwise distribute, and provide support with respect to, Introductory Licensed Products and Licensed Products within the Territory. The foregoing license to distribute is limited to distribution of the Licensed Run Time Modules integrated with the Introductory One Voice Product and One Voice Products and not as a stand-alone product (other than providing Maintenance and New Releases), whether distributed electronically, on media or by any other means now known or hereafter developed. The foregoing license shall not initially include the right to direct distribution through retail storefronts. In the event that One Voice intends to distribute the Licensed Products or Introductory Licensed Products through retail storefronts, One Voice shall notify Philips of such proposal and if One Voice does not receive notice from Philips that it rejects such proposal within ten (10) business days of receipt of such proposal, then such proposal shall be deemed accepted and the license shall be deemed amended to include such right. One Voice shall not loan, rent, lease, give, sublicense or otherwise transfer the Licensed Software or Licensed Run Time Modules, including any part thereof, or any copy thereof, in whole or in part, to any dealer, distributor, end user or any other third party other than as part of or in maintaining or updating a Licensed Product or Introductory Licensed Product as set forth herein.

    2.2  Required Licensing Terms.  In licensing the Licensed Products to third
         ------------------------
parties One Voice shall apply license terms and conditions that explicitly mention the proprietary rights of Philips as a licensor of One Voice in the Licensed Products and that effectively protect those rights. One Voice's license agreements shall include provisions which are substantially similar to Sections 2.3 and 6.3, with respect to the Licensed Run Tune Modules incorporated in the Licensed Products. If so requested, One Voice shall provide Philips with copies of its proposed licensing terms and conditions.

                                       4

One Voice Technologies, Inc./Philips Speech Processing               Initials:

                                                                One Voice /s/ DW
                                                                         -------
                                                                Philips  /s/ DWA
                                                                         -------

    2.3  Ownership.
         ---------

         2.3.1  By Philips.  Philips retains all right, title and interest in
                ----------
the Licensed Software and the Documentation, including all parts thereof and any copies, in whole or in part, subject only to prior commitments and the licenses granted under the terms of this Agreement. One Voice agrees to execute (in recordable form where appropriate) any instruments and/or documents as Philips may reasonably request to verify and maintain Philips' ownership rights in the foregoing, or to transfer any part of the same which may vest in One Voice for any reason. One Voice shall not exceed the scope of the licenses granted in this
Section 2 and shall not reverse engineer, decompile, disassemble or otherwise attempt to learn any source code, structure, algorithms or ideas underlying the Licensed Software, nor shall it modify, translate or create derivative works based on the Licensed Software except as part of One Voice's authorized use of the Licensed Software as provided in Section 2.1.

         2.3.2  By One Voice.  One Voice retains all right, title and interest
                ------------
in the One Voice Products and Introductory One Voice Products. One Voice also retains all right, title and interest in the software applications and other data created by or for One Voice using the Licensed Software as authorized under the terms of this Agreement, subject to Philips' underlying ownership rights in the Licensed Software identified in Section 2.3.1 and the licenses granted under the terms of this Agreement.

    2.4  Reservation of Rights.  Each party reserves all rights in its
         ---------------------
proprietary information and intellectual property that are not explicitly granted to the other party under this Agreement.

    2.5  Trademarks.  For Licensed Products sold through retail storefronts, if
         ----------
any, One Voice shall display or cause to be displayed the Philips' Trademarks shown in Schedule C (the "Trademarks") on the outside product packaging in which the Licensed Product is incorporated strictly in accordance with Philips' guidelines for the use of its trademarks as provided to One Voice by Philips. One Voice shall have no such obligation for Licensed Products or Introductory Licensed Products that are sold or otherwise distributed electronically, including without limitation through the Internet except that One Voice shall display the applicable Trademarks on the "Splash Screen" and credit Philips in the "About Box". One Voice will not delete any Trademarks, trade names or copyright notices present in or displayed by the Licensed Software. One Voice will not claim any right to use any of Philips' Trademarks except pursuant to this Agreement and its use of each Trademark will inure to the benefit of Philips. One Voice (i) will not act in any manner that might reasonably injure the rights or goodwill of Philips with respect to the Trademarks, (ii) will not challenge the validity or ownership of the Trademarks, and (iii) will protect the Trademarks as necessary and appropriate. One Voice expressly acknowledges that all of Philips' Trademarks with their associated goodwill, copyrights, trade secrets and proprietary rights falling within the scope of this Agreement are and shall remain the property of Philips.

                                       5

One Voice Technologies, Inc./Philips Speech Processing               Initials:

                                                                One Voice /s/ DW
                                                                         -------
                                                                Philips  /s/ DWA
                                                                         -------

                                   ARTICLE 3
                                    PRICING

    3.1 For all Licensed Product Sold or transferred by One Voice, One Voice will pay Philips licensing fees at the prices set forth in Schedule A. Notwithstanding the foregoing or any other provision of this Agreement, no licensing fees shall be due for (i) any Introductory Licensed Products (a) during the first ninety days that such Introductory Licensed Product is offered for free by One Voice and (b) after such ninety days, as long as One Voice offers for sale Licensed Products in addition to the Introductory Licensed Product; and (ii) subject to Philips' prior consent (which consent shall not be unreasonably withheld or delayed), other commercially reasonably promotional giveaways that One Voice makes available at no charge. One Voice shall promote the Licensed Products at least equally with any other revenue-bearing products of One Voice that incorporates third party technology. The fees in Schedule A do not include sales, use, excise and similar taxes, nor the cost of shipping or insurance, for which One Voice is responsible. One Voice is free to determine its own resale prices and sublicensing fees unilaterally.

    3.2 During the term of this Agreement, One Voice agrees to Sell and distribute such quantities of the Licensed Products to reach the Annual Minimum Royalty Commitment as set forth on Exhibit A. If, during any annual period of the term of this Agreement, One Voice does not meet the Annual Minimum Royalty Commitment, then Philips will notify One Voice in writing, detailing the amount by which the royalties actually paid by One Voice are less than the applicable Annual Minimum Royalty Commitment ("Shortfall). One Voice will have 30 days from receipt of such notice pay the amount of the Shortfall.

    3.3 Philips agrees to pay One Voice a commission in the amount specified in Exhibit A for any and all sales of Philips products to One Voice Website customers and other users that purchase Philips products through the link from the One Voice Website to the Philips Website.

    3.4 During the term of this Agreement and any extension thereof, each party shall send a statement together with the appropriate payments to the other party within fifteen (15) days following the last day of March, June, September and December. In the case of One Voice, each such statement shall specify, in summary form, (i) the number of Licensed Products distributed to customers by One Voice during the prior quarterly period and (ii) the license fees on Licensed Products due for such period. In the case of Philips, each such statement shall specify (i) the number and type of Philips products purchased by One Voice Website customers and other users during the prior quarterly period, and (ii) the commissions due for such sales

    3.5 Each party shall maintain for at least three (3) years its records, contracts and accounts relating to, in the case of One Voice, distribution and sale of Licensed Product and, in the case of Philips, the sale Philips products to One Voice Website customers and other users. In addition, each party may at its own expense audit the books of account of the other party relating to such records at the place where such books are kept. Any such audit shall be conducted by an independent professional auditor reasonably acceptable to both parties, on ten (10) working days prior written notice and during normal business hours. Any such audit shall be conducted no more

                                       6

One Voice Technologies, Inc./Philips Speech Processing               Initials:

                                                                One Voice /s/ DW
                                                                         -------
                                                                Philips  /s/ DWA
                                                                         -------
frequently than once a year, must last no more than 5 business days and must not be disruptive of the audited party's business. A copy of the report made by such auditor shall be provided to both Parties at the same time and shall include only the amount of royalties or commissions, as applicable, required to be paid and the amount actually paid, during the period being audited. If during the course of such audit, it is discovered that audited party is in default of any payment obligation to the other party or the audit reveals a discrepancy in the auditing party's favor of five percent (5%) or more in the period being audited (a "Payment Default"), the cost of such audit shall be borne by the audited party. Furthermore, the audited party shall immediately remedy such Payment Default, together with interest at the rate of 18% per annum (or, if lower, the highest rate allowed by law) calculated from the date such payment was due until such payment is actually made. If the audit reveals an overpayment by the audited party, then the auditing party will promptly pay the amount of such overpayment, together with interest at the rate of 18% per annum (or, if lower, the highest rate allowed by law) calculated from the date such payment was made until such payment is actually repaid by the auditing party. Further, if no significant error or omission (i.e., less than 5%) is found as a result of any such audit, the expenses for the audited party's personnel participation in such audit (at such personnel's then current hourly rate), as well as any out-of-pocket expenses incurred by the audited party, shall be promptly reimbursed by the auditing party.

                                   ARTICLE 4
                                   DELIVERY

Within 5 days after the Effective Date, Philips shall make available to One Voice one (1) copy of each of the Licensed Software set forth in Exhibit B hereto, and shall provide the Documentation in the English language. In the event any deliverable is already in the possession or custody of One Voice, such item(s) shall, to the extent used in connection with the rights granted in
Section 2 above, be subject to the terms of this Agreement, notwithstanding any pre-existing agreement or understanding between One Voice and Philips with respect to such items. In addition, during the term of this Agreement, Philips shall promptly provide One Voice with any updates, upgrades and other releases (collectively, "Updates") of the Licensed Software as well as any and all modifications to the Documentation, that Philips makes available to its licensees. Philips agrees that such Updates shall at a minimum include, during the term of this Agreement, (a) updating the Licensed Software to support future versions of Windows operating systems and providing such updates no later than [ 30 days prior to the release of said systems] after such versions are made commercially available, and (b) developing the languages as specified in Exhibit A.

                                   ARTICLE 5
                               TECHNICAL SUPPORT

       5.1 Philips shall provide the Support Services specified in Exhibit E, attached hereto.

       5.2 In addition, in the event any of the Licensed Software needs to be modified, customized or extended, One Voice will provide Philips, on a project by project basis, with a

                                       7

One Voice Technologies, Inc./Philips Speech Processing               Initials:

                                                                One Voice /s/ DW
                                                                         -------
                                                                Philips  /s/ DWA
                                                                         -------
written request thereto. Any such modifications, customization or extension needs to be mutually agreed to by the parties in accordance with the following procedure.

One Voice will submit any such written request to Philips, which request will contain basic terms and requirements such as a description of the requested functionality and other requirements, the desired milestone delivery schedule and any other pertinent information deemed necessary. Upon receipt of such written request Philips will evaluate its scope and related terms, and will in good faith negotiate with One Voice regarding the technical work needed to complete the request. The written request will, if necessary, be corrected and revised to reflect the mutual understanding of the parties and executed by Philips and One Voice as accepted, and shall be deemed a sequentially ordered addendum to the Agreement and shall be governed by the terms hereof. The technical support that Philips will provide pursuant to this Article will be at arm's length terms and conditions, to be agreed on a case-by-case basis.

                                   ARTICLE 6
                          NON-USE AND NON-DISCLOSURE

    6.1  Definition.  "Confidential Information" means any information disclosed
         ----------    ------------------------
by either party to the other party, either directly or indirectly, in writing, orally or by inspection of tangible objects (including without limitation documents, prototypes, samples, plant and equipment), which is designated as "Confidential," "Proprietary" or some similar designation. Information communicated orally shall be considered Confidential Information if identified as such whether orally or in writing Confidential Information may also include information disclosed to a disclosing party by third parties. Confidential Information shall not, however, include any information which (i) was publicly known and made generally available in the public domain prior to the time of disclosure by the disclosing party; (ii) becomes publicly known and made generally available after disclosure by the disclosing party to the receiving party through no action or inaction of the receiving party, (iii) is already in the possession of the receiving party at the time of disclosure by the disclosing party as shown by the receiving party's files and records prior to the time of disclosure; (iv) is obtained by the receiving party from a third party without a breach of such third party's obligations of confidentiality; (v) is independently developed by the receiving party without use of or reference to the disclosing party's Confidential Information, as shown by documents and other competent evidence in the receiving party's possession; or (vi) is required by law to be disclosed by the receiving party, provided that the receiving party gives the disclosing party prompt written notice of such requirement prior to such disclosure and assistance in obtaining an order protecting the information from public disclosure.

    6.2  Non-Use and Non-Disclosure.  During the term of this Agreement and for
         --------------------------
10 years thereafter neither party shall use any Confidential Information of the other party for any purpose except to exercise its rights and perform its obligations under this Agreement. Neither party shall disclose any Confidential Information of the other party to third parties or to such party's employees, except to those employees of the receiving party with a need to know. Notwithstanding the above, either party may disclose information on a "need-to-know" basis to potential business

                                       8

One Voice Technologies, Inc./Philips Speech Processing               Initials:

                                                                One Voice /s/ DW
                                                                         -------
                                                                Philips  /s/ DWA
                                                                         -------
associates, on the understanding that any such business associate has signed a non-use and non-disclosure agreement in content similar to the provisions hereof, prior to any disclosure of Confidential Information. Neither party shall reverse engineer, disassemble or decompile any prototypes, software or other tangible objects that embody the other party's Confidential Information and that are provided to the party hereunder.

    6.3  Maintenance of Confidentiality.  Each party shall take reasonable
         ------------------------------
measures to protect the secrecy of and avoid disclosure and unauthorized use of the Confidential Information of the other party. Without limiting the foregoing, each party shall take all precaution to protect and maintain the confidentiality of the Confidential Information, which precautions shall be at least equivalent in scope and effect to the measures taken by that party to protect its own most confidential information. Moreover, each party shall ensure that its employees who have access to Confidential Information of the other party have signed a non-use and non-disclosure agreement in content similar to the provisions hereof, prior to any disclosure of Confidential Information to such employees. Neither party shall make any copies of the Confidential Information of the other party except to exercise its rights or perform its obligations under this Agreement or, for any other purpose, unless the same are previously approved in writing by the other party. Each party shall reproduce the other party's proprietary rights notices on any such approved copies, in the same manner in which such notices were set forth in or on the original.

                                   ARTICLE 7
                          WARRANTIES AND INDEMNITIES

    7.1 Philips warrants that it has the full right and authority to grant to One Voice the licenses granted herein with respect to the Licensed Software and the Documentation under the terms of this Agreement, and Philips represents that as of the date of this Agreement, Philips has not received, nor, to its knowledge, is aware of, any assertions, threats or claims from any third party that the Licensed Software or Documentation, or any portion of either, infringes, breaches or misappropriates any patents, copyright, or trademark or other proprietary rights of such third party, nor is Philips aware of any basis for any such assertion, threat or claim.

    7.2 Philips represents that the Software and Documentation licensed, disclosed or otherwise made available by Philips to One Voice hereunder shall be provided with care by Philips and shall reflect Philips' state-of-the-art technology, and that such shall correspond to what is being used and available within Philips in and/or for its own manufacture of speech recognition and understanding products and services.

    7.3 Philips shall indemnify and hold One Voice harmless against any and all costs, claims, damages, expenses, losses and demands (including reasonable attorneys fees) incurred by or against One Voice as a result of or in connection with any third party claim made or alleged that the Licensed Software infringes any patents, trade secrets, copyright, trademark or other proprietary rights of any third party in the territory listed in Exhibit F, conditioned on the following: (i) that Philips is notified promptly in writing by One Voice of any notice of such claims; (ii) that Philips

                                       9

One Voice Technologies, Inc./Philips Speech Processing               Initials:

                                                                One Voice /s/ DW
                                                                         -------
                                                                Philips  /s/ DWA
                                                                         -------
has the sole control of the defense of any action, including appeals, on such claim and all negotiations for its settlement or compromise and (iii) that the One Voice fully cooperates, at Philips' cost, with Philips in relation to the defense or settlement of the claim. Notwithstanding the provisions of the preceding sentence, both parties agree that failure of One Voice to undertake any of the foregoing actions under (i), (ii) or (iii) shall not relieve Philips of its indemnity obligations hereunder, unless and to the extent that Philips has sustained a substantial adverse affect thereby.

    7.4 Should the use, sale or distribution of the Licensed Software be enjoined, or in Philips' opinion be likely to be enjoined, Philips shall either, at its expense, (i) procure for One Voice the right to continue using the Licensed Software, (ii) replace or modify the same so that it becomes noninfringing but still provides substantially the same functionality as the Licensed Software provided prior to replacement or modification, or (iii) if neither of these options is reasonably available, withdraw the Licensed Software and refund to One Voice an equitable portion of all fees paid by One Voice under this Agreement.

    7.5 Notwithstanding the foregoing, Philips will have no liability to One Voice or its customers with respect to any claim of patent, copyright or other intellectual property infringement to the extent based upon a claim that the Licensed Run Tune Modules infringe the ntellectual property rights of another person or entity if the Licensed Software itself does not so infringe such intellectual properly rights.

    7.6 Philips will have no liability for any claim of infringement of any third party copyright of trademark right to the extent that such claim arises as a result of (a) use of Licensed Software by One Voice or any sublicensee of One Voice in connection or combination with software or hardware not provided by Philips, where the claim arises solely from the combination with the other software or hardware with which Licensed Software is combined, or (b) modification of Licensed Software by One Voice or (c) the use, reproduction or distribution of the Licensed Software by One Voice after a reasonable time period from the date that One Voice receives from Philips replacement or modified Licensed Software that is noninfringing but provides substantially the same functionality as the Licensed Software prior to replacement or modification, provided, in any case, that Philips first informs One Voice in writing that the Licensed Software is likely to be held to infringe a third party's IP rights and that Philips then exercises one of the three options listed in the preceding paragraph 7.3. In the event that a third-party claim of infringement is asserted against a trademark, Philips may instruct One Voice to use a different trademark or cease using the infringing trademark.

    7.7 Except to the extent provided below, and except for gross negligence, willful or intentional infringement liability, Philips shall not be obliged to indemnify, save and hold harmless One Voice from and against "User-Based Royalties" that are awarded in favor of a third-party by a court of competent jurisdiction, to the extent that such awarded Use-Based Royalty could not be avoided by Philips reasonably and in good faith exercising one or more of the options provided to Philips in Section 7.3. For the purposes of this section, a "Use-Based Royalty" is a royalty or lost profits award based on the number of times that the Licensed Product is used as opposed to an award based on a percentage or portion of the per unit price. Philips warrants and undertakes that to the best of its

                                       10

One Voice Technologies, Inc./Philips Speech Processing               Initials:

                                                                One Voice /s/ DW
                                                                         -------
                                                                Philips  /s/ DWA
                                                                         -------
knowledge, as of the Effective Date, no third party has claimed that it is entitled to the payment Use-Based Royalties with regard to the Licensed Software. If a third party makes any claim that it is entitled to the payment of Use-Based Royalties with regard to the Licensed Software and/or refuses to grant Philips a license, under reasonable non-use based terms and conditions, for the intellectual property rights to which the claim relates, then (a) Philips agrees to use all commercially reasonable efforts to defend any such claims at its own cost; and (b) Philips agrees to keep One Voice fully informed of any such claims. If, in Philips opinion, it is unable to defend such claim, and One Voice incurs any liability to such third party based on Use-Based Royalties with regard to the Licensed Software, Philips shall promptly pay One Voice an amount equal to a payment based on a percentage or portion (to be mutually agreed upon by the parties) of the Per Unit Price times the quantity of licenses for which One Voice is required to pay the aforementioned Use-Based Royalties.

    7.8 Philips represents, undertakes and warrants to One Voice that the Licensed Software will perform substantially in conformance with the Documentation for a period of one year from the Delivery Date. Notwithstanding the foregoing, Philips does not, however, warrant that the operation of such Licensed Software will be uninterrupted or error free. If the Licensed Software fails to perform substantially in conformance with the Documentation during the warranty period set forth herein, then after return of the non-conforming Licensed Software by One Voice, Philips will, upon prompt notice to and consultation with One Voice regarding the severity of the problem, correct that non-conformity within the time period mutually agreed upon, or, if unable to do so after using best commercial efforts to do so, will replace the nonconforming Licensed Software with a functionally equivalent Licensed Software with One Voice approval. The warranty provided herein shall not apply if failure of the Licensed Software covered by such warranty to perform substantially in conformance with the Documentation has resulted from accident, abuse, modification, misapplication, improper use or faulty equipment.

    7.9 Philips shall indemnify and hold One Voice harmless against physical damage to a third party's hardware, system or network on which the Licensed Product or Introductory Licensed Product was installed or used to the extent such damage is solely attributable to a defect in the Licensed Software.

    7.10 EXCEPT FOR THE LIMITED WARRANTIES SPECIFIED HEREIN, THE LICENSED SOFTWARE AND DOCUMENTATION ARE LICENSED "AS IS". FURTHERMORE, THE WARRANTIES AND REMEDIES PROVIDED HEREIN ARE EXCLUSIVE AND IN LIEU OF ALL OTHER WARRANTIES EXPRESS OR IMPLIED, AND PHILIPS MAKES NO OTHER WARRANTIES OF ANY KIND, EXPRESS, IMPLIED, ORAL OR WRITTEN. IN ADDITION PHILIPS DISCLAIMS ANY IMPLIED WARRANTIES OF INFRINGEMENT, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

    7.11 The Licensed Software is warranted to be Year 2000 Compliant, meaning that the functionality and the performance of the Licensed Software is not materially adversely affected by dates prior to, during and after the year 2000
(i) on a stand alone basis in accordance with the applicable specifications and user instructions; and (ii) as originally delivered, unmodified (unless in

                                       11

One Voice Technologies, Inc./Philips Speech Processing               Initials:

                                                                One Voice /s/ DW
                                                                         -------
                                                                Philips  /s/ DWA
                                                                         -------
accordance with Philips release procedures and/or instructions).
Notwithstanding (i) and (ii), the foregoing warranty shall be effective and shall apply even if the Licensed Software is not used or distributed on a stand-alone basis or has been modified, unless and to the extent that the Licensed Software becomes non-compliant solely as a result of such use, distribution or modification.

     If it is demonstrated nevertheless during the term of the Agreement that the Licensed Software is not fully Year 2000 Compliant, One Voice's sole and exclusive remedy, and Philips' sole and exclusive obligation, at Philips' sole expense will be, (a) to repair/correct free of charge such Licensed Software (or part thereof), or if this is not reasonably achievable (b) to offer One Voice a replacement program (or part thereof) that is Year 2000 Compliant. In case (a) applies, Compliance will be achieved by means of a fix, update or upgrade, provided One Voice co-operates at no cost to One Voice.

     This warranty is in lieu of any and all other warranties, whether express or implied, statutory or otherwise, including, without limitation, any warranty of merchantability or fitness for a particular purpose related directly or indirectly to Year 2000 compliance, which are hereby excluded, and does not imply that the Licensed Software will always work without interruption or will be error free

                                   ARTICLE 8
                             TERM AND TERMINATION

    8.1  Term.  The term of this Agreement will commence on the Effective Date
         ----
and continue in full force and effect for three (3) years from the Effective Date (the "Initial Term"), unless terminated as provided for in Article 8.2. Provided that neither party is in default under this Agreement, at the end of the Initial Term or any Extended Terms, this Agreement shall automatically renew for a successive one (1) year period (the "Extended Term") unless terminated by either party giving at least sixty (60) days written notice prior to the expiration of the Initial Term or any Extended Term, as the case may be.

    8.2  Early Termination.  This Agreement may be terminated by mutual
         -----------------
agreement of the parties, or upon occurrence of any of the following events during the term hereof:

         (a) Philips shall have the right to terminate this Agreement for cause immediately in the event that (i) One Voice defaults in any payment due to Philips and such default continues for a period of thirty (30) days after written notice to One Voice; (ii) One Voice fails to perform any material obligation, duty or responsibility or is in default with respect to any material term or condition undertaken by it under this Agreement and such default continues for a period of thirty (30) days after written notice to One Voice;
(iii) a Philips Competitor acquires (x) substantially all of the assets of One Voice, (as shown in Exhibit G) or (y) a portion of the voting securities of One Voice which constitutes Control thereof, ; or (iv) a receiver is appointed for One Voice or its property, or it makes an assignment for the benefit of its creditors, or any proceedings are commenced by, for or against it under any bankruptcy, insolvency or debtor's relief law, or One Voice is liquidated or dissolved;

                                       12

One Voice Technologies, Inc./Philips Speech Processing               Initials:

                                                                One Voice /s/ DW
                                                                         -------
                                                                Philips  /s/ DWA
                                                                         -------

         (b) One Voice shall have the right to terminate this Agreement immediately in the event that (i) Philips fails to perform any material obligation, duty or responsibility or is in default with respect to any material term or condition undertaken by it under this Agreement (including but not limited to failure to update the Licensed Software to support future Windows' operating systems and not developing languages as outlined in Exhibit A) and such default continues for a period of thirty (30) days after written notice to Philips; or (ii) a receiver is appointed for Philips or its property, or it makes an assignment for the benefit of its creditors, or any proceedings are commenced by, for or against it under any bankruptcy, insolvency or debtor's relief law, or it is liquidated or dissolved, or (iii) Philips defaults in any payment due to One Voice and such default continues for a period of thirty (30) days after written notice to Philips.

    8.3  Effect of Termination.  Upon termination of this Agreement due to
         ---------------------
expiration or for reasons of a material breach committed by One Voice as described in Article 8.2 (a), all licenses granted by Philips to One Voice pursuant to this Agreement shall terminate from that day forward except as otherwise provided in this Section 8.3. Any and all licenses granted by One Voice for Licensed Products and Introductory Licensed Products prior to the effective date of any expiration or termination of this Agreement shall remain in effect, subject to their terms and conditions, and One Voice shall retain the right to provide support to its customers and users of the Licensed Products and Introductory Licensed Products. Furthermore, in the event of expiration of this Agreement or any termination other than for One Voice's material breach of its obligations hereunder with respect to Philips' intellectual properly rights, One Voice shall have a period of [90] days after such expiration or termination to market, distribute and Sell any remaining inventory of Licensed Products and Introductory Licensed Products, subject to One Voice's obligations to pay royalties to Philips as provided herein. After such time period, and except as required to provide ongoing support to customers, One Voice shall return, erase, or destroy the Licensed Software and the Documentation it possesses or controls, including all copies made thereof. Upon the termination of this Agreement, all fees owed and outstanding by One Voice to Philips pursuant to this Agreement shall be paid within ten (10) days after the date of termination by Philips. Articles 2.4, 2.5, 6, 7, 8.3, 9 and 10 shall survive this Agreement.

                                   ARTICLE 9
                              DISPUTE RESOLUTION

    9.1  Disputes.  Any dispute relating to this Agreement will in the first
         --------
instance be referred to the Management of both parties. If the parties' Management cannot resolve a dispute within thirty (30) days after such dispute is referred to them according to this Article 9.1, the parties shall abide by the dispute resolution procedures in Article 9.2 and 9.3.

    9.2  Mediation.  The parties shall submit to non-binding mediation of the
         ---------
dispute before a professional mediator, whom the parties will mutually select. If such dispute is not resolved within thirty (30) days of the start of such mediation, the parties shall resolve the dispute as set forth in Article 9.3.

                                       13

One Voice Technologies, Inc./Philips Speech Processing               Initials:

                                                                One Voice /s/ DW
                                                                         -------
                                                                Philips  /s/ DWA
                                                                         -------

    9.3   Arbitration Proceedings.  All disputes arising out of or in connection
          -----------------------
with this Agreement shall be finally settled in accordance with the Rules of Commercial Arbitration of the American Arbitration Association by three (3) arbitrators, one appointed by each of Philips and One Voice, and the third arbitrator, who will preside over the arbitration panel, by agreement of the two arbitrators initially appointed. Nevertheless, when a dispute actually arises the parties may, at that time, agree in writing to entrust the arbitration to one arbitrator instead of to three. The arbitration shall be held in the English language in San Diego, California, if initiated by Philips, or in New York, New York if initiated by One Voice. The award of the arbitrator(s) shall be final and binding upon the parties hereto.

                                  ARTICLE 10
                                    GENERAL

    10.1  Independent Contractors.  The relationship of Philips and One Voice
          -----------------------
established by this Agreement is that of independent contractors. Neither party will have any right, power or authority to assume, create or incur any expense, liability or obligation, express or implied, on behalf of the other.

    10.2  Confidential Terms.  Except as expressly provided herein, neither
          ------------------
party shall disclose any terms of this Agreement to any third party without the consent of the other party, except as required by securities or other applicable laws, rules, and regulations, or to prospective and other investors and such party's accountants, attorneys and other professional advisors, subject to the relevant provisions set forth in Section 5 hereof.

    10.3  Assignment.  Philips may not assign this Agreement without the prior
          ----------
written consent of One Voice, except to (i) a Philips Affiliate; or (ii) a party that succeeds to all or substantially all of Philips' business or assets relating to this Agreement whether by sale, merger, operation of law or otherwise; provided that such assignee or transferee promptly agrees in writing to be bound by the terms and conditions of this Agreement. One Voice may not assign this Agreement, except to an affiliate or to a party that succeeds to all or substantially all of One Voice's business assets whether by sale, merger, operation of law or otherwise. Subject to the above, this Agreement will inure to the benefit of the parties' successors and assigns.

    10.4  Change of Control.  In the event that any single person or entity,
          -----------------
other than Philips or a Philips Affiliate, should acquire Control of One Voice, this Agreement shall terminate but the licenses granted to One Voice pursuant to
Article 2 shall remain in force and effect, but only for the One Voice Business as it was conducted at the time such Control was acquired and only for direct natural extensions of that business.

    10.5  Force Majeure.  If either party to this Agreement is prevented from or
          -------------
delayed in the performance of any of its obligations under this Agreement by reason of acts of God, earthquake, war, strikes, riots, storms, fires, or any other cause whatsoever beyond the reasonable control of the party, the party so prevented or delayed will be excused from the performance of any

                                       14

One Voice Technologies, Inc./Philips Speech Processing              Initials:

                                                                One Voice /s/ DW
                                                                         -------
                                                                Philips  /s/ DWA
                                                                         -------
such obligation to the extent and during the period of such prevention or delay, provided such party gives prompt notice under Article 10.7 and makes all reasonable efforts to perform.

    10.6  Notices.  Any notice, submission, or communication required or
          -------
permitted under the terns of this Agreement, or required by law, whether or not so required elsewhere in this Agreement, must be in writing and must be (a) delivered in person, (b) sent by first class registered mail, return receipt requested, or air mail, as appropriate, or (c) sent by overnight air courier; in each case properly posted and fully prepaid to the appropriate address set forth below:

   If to Philips:                          If to One Voice Technologies:
   Philips Speech Processing               Dean Weber
                                           One Voice Technologies, Inc.
                                           6333 Greenwhich Drive, Suite 240
                                           San Diego, CA 92122
                                           FAX 858-552-4475
   64 Perimeter Center East, 6th Floor
   Atlanta, Georgia 31146-7300
   Facsimile: (770) 821-3687

   with a copy to:

   Office of the General Counsel
   Philips Speech Processing
   64 Perimeter Center East, 6th Floor
   Atlanta, Georgia 31146-467300
   Facsimile: (770) 821-2700

Either party may change its address for notice by notice to the other party given in accordance with this Article 10.7. Notices will be deemed to have been given upon the earlier of (i) actual delivery in person, (ii) the date of a receipt of such notice signed by an authorized representative of the party being notified, (iii) the date of a written confirmation of receipt by the party being notified, or (iv) ten (10) days after deposit in the mail as set forth above.

    10.7  Payment.  All payments to be made under this Agreement by either party
          -------
must be in U.S. Dollars, into such bank account as has been indicated on the invoice.

    10.8  Language.  This Agreement is in the English language only, which
          --------
language will be controlling in all respects, and any version hereof in any other language is not binding on the parties hereto. The parties shall make or give all communications and notices pursuant to this Agreement in the English language.

    10.9  Governing Law.  This Agreement will be governed by, and construed and
          -------------
interpreted in accordance with, the laws of the State of New York, without regard to its conflicts of laws principles.

                                       15

One Voice Technologies, Inc./Philips Speech Processing               Initials:

                                                                One Voice /s/ DW
                                                                         -------
                                                                Philips  /s/ DWA
                                                                         -------

   10.10  No Waiver.  A waiver, express or implied, by either party of any right
          ---------
under this Agreement or of any failure to perform or breach hereof by the other party hereto will not constitute or be deemed to be a waiver of any other right hereunder or of any other failure to perform or breach hereof by such other party, whether of a similar or dissimilar nature thereto.

   10.11  Limitation of Liability.  IN NO EVENT WILL EITHER PARTY BE LIABLE TO
          -----------------------
THE OTHER PARTY OR TO ANY THIRD PARTY FOR ANY INDIRECT, SPECIAL, CONSEQUENTIAL, PUNITIVE, EXEMPLARY OR INCIDENTAL DAMAGES IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT (INCLUDING LOSS OF PROFITS, ANTICIPATED REVENUES, USE, DATA OR OTHER ECONOMIC ADVANTAGE), WHETHER SUCH CLAIM IS BASED ON CONTRACT, TORT (INCLUDING NEGLIGENCE) OR OTHERWISE, EVEN IF EITHER PARTY HAS BEEN ADVISED OF THE POSSIBILITY OR LIKELIHOOD OF SUCH DAMAGES. IN NO EVENT SHALL PHILIPS HAVE ANY LIABILITY UNDER THIS AGREEMENT INCLUDING BUT NOT LIMITED TO DIRECT OR INDIRECT DAMAGES OF ANY KIND OR NATURE IN THE AGGREGATE, IN EXCESS OF ONE MILLION ONE HUNDRED THOUSAND U.S. DOLLARS (US$1,100,000.00) OR THE PAYMENTS ACTUALLY RECEIVED BY PHILIPS UNDER THIS AGREEMENT, WHICHEVER IS GREATER, WHETHER ARISING BY CONTRACT, TORT, STRICT LIABILITY.

   10.12  Headings.  Headings included herein are for convenience only, do not
          --------
form a part of this Agreement and must not be used in any way to construe or interpret this Agreement.

   10.13  Severability.  If any provision of this Agreement is adjudicated to be
          ------------
void, invalid or incapable of being enforced by any rule of law or public policy, all other provisions of this Agreement shall nevertheless remain in full force and effect. Such void, invalid or unenforceable provision will be reformed to comply with applicable law or stricken if not so conformable, so as not to affect the validity or enforceability of the remainder of this Agreement.

   10.14  Counterparts.  This Agreement may be executed in counterparts, each of
          ------------
which shall be deemed an original, but both of which together shall constitute one and the same instrument.

   10.15  Export Control.  Export of Licensed Product may be subject to the
          --------------
necessity of obtaining approvals required by United States export laws and regulations. One Voice shall not transmit directly or indirectly: (i) Licensed Product, or (h) any product incorporating Licensed Product to the extent prohibited by any applicable United States export laws or regulations. One Voice shall at all times comply with United States export control laws and regulations in connection with matters relating to this Agreement

   10.16  Entire Agreement.  This Agreement together with the Exhibits
          ----------------
referenced herein and attached hereto constitute the entire understanding and agreement between the parties with respect to the subject matter hereof and supersedes any and all prior negotiations, representations, agreements, and understandings, written or oral, that the parties may have reached with respect to

                                       16

One Voice Technologies, Inc./Philips Speech Processing               Initials:

                                                                One Voice /s/ DW
                                                                         -------
                                                                Philips  /s/ DWA
                                                                         -------
the subject matter hereof. No agreements altering or supplementing the terms hereof may be made except by means of a written document signed by the duly authorized representatives of each of the parties hereto. In the event of a conflict between the terms of the body of this Agreement and the Exhibits, the terms of the body of this Agreement will govern, unless such Exhibit specifically states that its terms are to supersede the terms of the body of this Agreement. In the event any Exhibits, or portions thereof, are incomplete at the time of execution of this Agreement, the parties shall negotiate in good faith the completion thereof.

    10.17  Press Releases.  Promptly after the complete execution of this
           --------------
Agreement, the parties shall issue a press release subject to each party's approval, which approval will not be unreasonably withheld or delayed.

IN WITNESS WHEREOF, the parties have signed below to indicate their acceptance of the terms and conditions of this Agreement:

Philips Speech Processing                           One Voice, Inc.
By:  /s/ David W. Ames                              By:  /s/ Dean Weber
    --------------------------------                   ----------------------------

Name:  David Ames                                   Name: Dean Weber
      ------------------------------                      -------------------------

Title:  V.P. & Regional Manager                      Title:  Chairman/CEO
      ------------------------------                      -------------------------
       PSP - North America

                                       17

One Voice Technologies, Inc./Philips Speech Processing               Initials:

                                                                One Voice /s/ DW
                                                                         -------
                                                                Philips  /s/ DWA
                                                                         -------

                                   EXHIBIT A

  Royalty Fees, Minimum Annual Royalty Commitment, Territory and Support Fees

Royalty Fees: The royalty payment to Philips for Licensed Software comprising apart of License Products Sold shall be as follows:

Introductory Licensed Product:  No Royalty due

Licensed Products: The Royalty shall be the Annual Minimum Royalty Commitment or the Base Royalty Amount, which ever is greater for any year in which Licensed Software is used. The Minimum Royalty Percentage is 10% of the Net Selling Price of Licensed Products until the Annual Minimum Commitment is achieved and 5% for the balance of the then current contract year:

                                             The Base Royalty Amount is as set below:
------------------------------------------------------------------------------------------------------------------
     Ivan Personal                Ivan Dictate               Ivan Messenger            Ivan Personal Assistant
------------------------------------------------------------------------------------------------------------------
       $1.50                         $3.00                       $3.00                             $5.00
------------------------------------------------------------------------------------------------------------------

Philips will pay One Voice a 10% commission of the gross- revenue of SpeechMike's, FS 2000 and SpeechPro if One Voice refers [ie. links to the Philips Website] customers to Philips (up-sale) provided that Philips shall be solely responsible for the fulfillment of any such order.

From time to time, Philips will, upon One Voice's request, provide various on-site consulting services at the current hourly rate is $150.00 or such other rate as otherwise mutually agreed.

All rates are exclusive of reasonable out-of-pocket expenses (including travel and living) incurred by Philips in performing services at One Voice's location, which shall be the responsibility of One Voice, subject to One Voice's prior written approval of such expenses.

Territory:  World Wide

Annual Minimum Royalty Commitment:

     First Contract Year               $200,000,

     Second Contract year              $400,000,

     Third Contract Year               $500,000

Primary Languages: US English, UK English, French, German, Dutch, Italian and Spanish (North and South America and Spain).

Secondary Languages: Any other language that Philips may offer from time to time which, if developed, will be made available to One Voice under the terms of this Agreement.

This Agreement covers all existing and future language versions of the Licenses Software. Philips will support and maintain or update all Primary Languages during the term of this Agreement. Philips may change the languages covered in Secondary Languages at any time and will give reasonable notice of such change to One Voice Technologies.


One Voice Technologies, Inc./Philips Speech Processing               Initials:

                                                                One Voice /s/ DW
                                                                         -------
                                                                Philips  /s/ DWA
                                                                         -------

                                   EXHIBIT B
                        LICENSED SOFTWARE/ DOCUMENTATION
                Provide electronically on the Licensed Software



One Voice Technologies, Inc./Philips Speech Processing               Initials:

                                                                One Voice /s/ DW
                                                                         -------
                                                                Philips  /s/ DWA
                                                                         -------

                                   EXHIBIT C
                                  Trademarks


                            [various Philips logos]



One Voice Technologies, Inc./Philips Speech Processing               Initials:

                                                                One Voice /s/ DW
                                                                         -------
                                                               Philips   /s/ DWA
                                                                         -------

                                   EXHIBIT D
                              One Voice Products

ONE VOICE PRODUCTS:

Any products, in any language, designed, developed and/or produced by or for One Voice Technologies, Inc. and / or using the proprietary IVITT(TM) (Intelligent Voice Interactive Technology), including but not limited to the following products (notwithstanding any provision of the Agreement, One Voice may add to, delete and otherwise amend the features of the products from time to time at One Voice's sole discretion):

myIVAN(TM) (the free products) or equivalent products with the same features but different product names:

Features: iSurf(TM)     Web Navigation
                        Interaction within Internet window

          iSearch(TM)   Web Searches
                        Voice Bookmark (remember a site)
                        Scroll up
                        Scroll down
                        Forward
                        Backward
                        Refresh
                        Full Text Retrieval
                        Home (My IVAN)

          Annotations (reading page links)
          Read open window within IE
          IVAN Navigator (animated characters)
          IVAN Away

IVAN PersonaI(TM) EDITION:
Features: Includes all IVAN product features
          iAlert(TM)    Alerts for stock changes and messages

          iGuard(TM)    Facilitates parental & time controls

One Voice Technologies, Inc./Philips Speech Processing               Initials:
                                                           One Voice /s/ DW
                                                                     -----------

                                                             Philips /s/ DWA
                                                                     -----------
          iFact(TM)     Remember Facts
          iLaunch(TM)   Launch desktop applications
          iHeIp(TM)     Searches application files; HTML; HLP; PDF

IVAN Dictate(TM):
Features: Includes all IVAN and IVAN PersonaI(TM) EDITION product features

          Supports MS applications for dictation
          Reads text in any open window
          Email Messages:
                    Supports Outlook, Outlook Express, Eudora, etc. Reads text in any open window

IVAN Messenger(TM):
Features: Includes all IVAN and IVAN PersonaI(TM) EDITION product features

          Unified Messaging
                    Supports DTMF with Command & Control phrases
                    Lookup numbers
                    Lookup dates
                    Read Email
                    Retrieve Voice mail
                    Inbound / Outbound dialing

IVAN Personal Assistant":
Features: COMBINATION OF ALL PRODUCT EDITIONS


One Voice Technologies, Inc./Philips Speech Processing               Initials:

                                                                One Voice /s/ DW
                                                                         -------
                                                                Philips  /s/ DWA
                                                                         -------

                                   EXHIBIT E
                     SUPPORT SERVICES TERMS AND CONDITIONS

1.  Effect of this Support Agreement. This Support Agreement is an additional
    --------------------------------
part of and is incorporated in the license Agreement, as its Exhibit E. This Support Agreement does not change or supersede any term of the License Agreement except to the extent a term or terms of this Support Agreement is or are unambiguously contrary to the License Agreement. This Support Agreement shall remain in effect during the term of the License Agreement.

2.  Definition.  Unless defined otherwise herein, capitalized terms used in this
    ----------
Support Agreement shall have the same meaning as set forth in the License Agreement.

    2.1 "Error" means any failure of the Licensed Software to conform with its published specifications or Documentation.

    2.2 "Error Correction" means either a bug, fix, work-around, patch, or other modification or addition that brings the Licensed Software into material conformity with its published performance specifications.

    2.3 "Normal Business Hours" means Monday through Friday (excluding federal holidays), from 8 a.m. to 5 p.m. Eastern time.

    2.4 "Priority A Error" means an Error which renders the Licensed Software inoperative or causes a complete failure of the Licensed Software or which substantially degrades the performance of the Licensed Software or materially restricts One Voice's use of the Software.

    2.5 "Priority B Error" means an Error which causes only a minor impact on the One Voice's use of Software.

    2.6  "Support Services" means Philips' support services as described in
Section 3 of this Support Agreement.

    2.7 "Technical Support" means technical support assistance provided by Philips by telephone and through email to One Voice concerning the installation and use of the Licensed Software. Telephone support shall be available during Normal Business Hours.

    2.8 "Update" means any and all updates, upgrades, modifications and other releases of the Licensed Software issued by Philips from time to time generally to its licensees of the Licensed Software.

3.  Support Services.  Support Services consist of (i) Error Corrections and
    ----------------
Technical Support to One Voice, as further specified in this Support Agreement, and (ii) periodic delivery of Updates when Philips makes such Updates commercially available to its licensees. One Voice agrees to provide Philips with reasonable access to the Licensed Software and the equipment on which it is installed as may be necessary for Philips to perform the Support Services under this Support Agreement.

4.  Error Priority Levels.
    ---------------------

    4.1 Philips shall correct any Error reported by One Voice in accordance with the following priority levels.

         a) In the event of (i) a crash of One Voice's computer, network or system causing a critical impact to One Voice's applicable operations that One Voice reasonably believes is due to an Error in the Licensed Software or (ii) Priority A Errors, Philips will immediately commence verification of the Error and, upon verification, will initiate work on a continuous basis during Normal Business Hours to provide One Voice with an Error Correction. Philips will provide One Voice with periodic reports on the status of the Error Correction.

         b) In the event of Priority B Errors, Philips will include the Fix for the Error in the next Update of the Licensed Software.


One Voice Technologies, Inc./Philips Speech Processing               Initials:

                                                                One Voice /s/ DW
                                                                         -------
                                                                Philips  /s/ DWA
                                                                         -------

                                   EXHIBIT F
                        INFRINGEMENT INDEMNITY TERRITORY
                        --------------------------------
EUROPE

Belgium
Denmark
Germany
The Netherlands;
France
Spain
Portugal
Sweden
Norway
Austria
Italy
Greece
Great Britain
Switzerland
Russia

AMERICAS

USA
Canada
Mexico
Brazil
Argentina

ASIA PACIFIC

Singapore
China
Taiwan
Australia

AFRICA

South Africa


One Voice Technologies, Inc./Philips Speech Processing               Initials:

                                                                One Voice /s/ DW
                                                                         -------
                                                                Philips  /s/ DWA
                                                                         -------

                                   EXHIBIT G
                               Philips Competitor
                               ------------------

IBM

Lernout & Hauspie

Dragon

Nuance

Conversa


One Voice Technologies, Inc./Philips Speech Processing               Initials:

                                                                One Voice /s/ DW
                                                                         -------
                                                                Philips  /s/ DWA
                                                                         -------